UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-2968

Name of Registrant:	Vanguard Trustees’ Equity Fund

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2010 – April 30, 2011

Item 1: Reports to Shareholders

Vanguard International Value Fund
Semiannual Report
April 30, 2011

> For the six months ended April 30, 2011, Vanguard International Value Fund returned about 10%, less than the return of its benchmark index and the average return of peer funds.

> International stocks, which encountered several difficulties over the period,

lagged their U.S. counterparts but posted double-digit gains.

> The fund’s holdings in the Pacific and Europe regions fared worse than their counterparts in the benchmark, while its emerging markets stocks outpaced those in the index.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	13
Performance Summary.	15
Financial Statements.	16
About Your Fund’s Expenses.	30
Trustees Approve Advisory Agreements.	32
Glossary.	34

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Six Months Ended April 30, 2011
Total
Returns
Vanguard International Value Fund	10.39%
MSCI AC World Index ex USA	12.44
International Funds Average	12.64
International Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
October 31, 2010 , Through April 30, 2011
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard International Value Fund	$31.92	$34.50	$0.680	$0.000

Chairman’s Letter

Dear Shareholder,

International stocks trailed the broad U.S. market for the six months ended April 30, 2011. Still, returns were solid even as the tragedy in Japan, tension in the Middle East and North Africa, and further debt concerns in Europe threatened to cast a shadow on the market’s mood.

In this challenging environment, Vanguard International Value Fund returned about 10%. The fund lagged the return of its benchmark index, the MSCI All Country World Index ex USA, and the average return of its peers. International Value’s stock selection didn’t quite measure up to the benchmark in the Europe and Pacific regions. Among sectors, stock choices in consumer discretionary and information technology limited returns.

Strong returns around the globe

The headlines were dominated by political upheaval, natural and nuclear disaster, and economic distress, but international stock markets produced outstanding returns for the six months ended April 30, rising more than 12%.

For U.S.-based investors, almost half of this return reflected exchange-rate gains produced largely by strength in the euro—the dominant currency of the International Value Fund’s holdings—and currencies in emerging markets. For a more detailed explanation of currency translation effects, please see the box that appears on page 5.

The broad U.S. stock market returned more than 17%. Although rising food and gasoline prices put pressure on consumer budgets, corporate earnings growth remained strong and the pace of new job creation bounced back from extremely depressed levels.

As the economy found its footing, rates edged higher

Rising longer-term interest rates put pressure on bond prices, which led to modest bond market returns for the six-month period. The broad taxable U.S. bond market returned about 0%. The broad municipal market returned –1.68%. The rise in rates reflected both confidence that the economic recovery would prove self-sustaining and thus nudge rates higher, and concern that higher rates would be necessary to provide some protection from inflation. Even so, inflation expectations remained subdued, as measured by the difference between the yields of inflation-protected and nominal U.S. Treasury bonds.

The return on short-term money market instruments such as the 3-month U.S. Treasury bill remained near 0%, consistent with the Federal Reserve Board’s target for short-term rates.

Exposure to Japan restrained the fund’s returns

Obstacles mounted for investors in international funds as the recent six-month period progressed. The challenges were

Market Barometer

	Total Returns
	Periods Ended April 30, 2011
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	17.12%	18.02%	3.30%
Russell 2000 Index (Small-caps)	23.73	22.20	3.89
Dow Jones U.S. Total Stock Market Index	17.28	18.40	3.65
MSCI All Country World Index ex USA (International)	12.44	19.73	3.55

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	0.02%	5.36%	6.33%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	-1.68	2.20	4.52
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.15	2.02

CPI
Consumer Price Index	2.83%	3.16%	2.22%

apparent in the International Value Fund, but results were better than might have been expected in this eventful environment, as the fund returned more than 10%.

The Pacific region was beginning to show positive signs before March, when Japan was hit by the tragic earthquake and nuclear crisis. Tokyo Electric Power, which operates the Fukushima nuclear power complex, plunged 77% during the period. Although International Value’s stake in the firm was less than 1%, that single position nevertheless proved to be a significant drag on performance. The fund also paid a price for its outsized positions in two electronics firms, Sony and Ricoh, and in Fujitsu, a computer hardware company, which all suffered double-digit declines.

The fund’s showing in the Pacific region was bolstered, though, by strong performances among Japanese health care and consumer staples companies.

In Europe, which accounted for more than 50% of International Value’s assets, companies as diverse as oil and gas giant Royal Dutch Shell, brewer Heineken, and chemicals firm Solvay boosted performance. At the same time, the fund failed to keep pace with the benchmark in the region; the fund held sizable stakes in two of the United Kingdom’s biggest banks––Royal Bank of Scotland and Lloyds Banking Group––which struggled to assimilate large acquisitions amid economic uncertainty. And the fund did not participate in BASF, the German chemical maker whose stock rose more than 40%.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
International Value Fund	0.39%	1.42%

The fund expense ratio shown is from the prospectus dated February 23, 2011, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2011, the fund’s annualized expense ratio was 0.39%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Peer group: International Funds.

Emerging markets lifted International Value’s performance. Russian energy companies, particularly Gazprom, the integrated oil and gas firm and the fund’s second-largest holding, benefited from rising energy prices. Gazprom rose 54% and boosted the fund’s return more than any other stock. An increase in commodity prices lifted the fund’s Russian and Polish mining firms, and the fund was also helped by the advisors’ decision to mostly sidestep India, whose stocks had a negative return for the period.

Investment insight
A note on foreign currency translation effects
When you buy stocks of companies based outside of your home country, you gain exposure to a wider array of economic and market forces, including the dynamics of the foreign exchange markets.

The exchange rate of the U.S. dollar versus another currency is the price at which the dollar can be converted into that currency. For example, if the exchange rate of the U.S. dollar versus Britain’s pound sterling is $1.50, it takes 1.5 dollars to purchase
1 pound. If the U.S. dollar weakens—say, to a rate of $2.00—then you’ll need 2 dollars to buy 1 pound. Conversely, if the dollar strengthens to $1.25, it will take fewer dollars to buy a pound.

The price of one currency relative to another is determined by supply and demand factors—including interest rates, the strength of the two economies, and geopolitical risks. In the long run, the portfolio effects of exchange-rate movements tend to balance out. But a rise or fall in the dollar’s value versus other currencies can influence short-term returns. Exchange-rate changes also affect the purchasing power of each new dollar you invest in foreign stocks, just as they affect the prices of foreign goods.
And they can have a less immediately visible impact on a company’s profits, ultimately driving its stock price.

Performance during the period
From October 31, 2010, through April 30, 2011, most major currencies rose in value against the U.S. dollar. In part, this reflected the Federal Reserve’s policy of holding short-term interest rates near zero while some foreign central banks raised rates.
For U.S.-based investors, the shrinking dollar boosted returns earned in local markets.
For example: The MSCI Europe Index returned more than 15% when translated into
U.S. dollars, and the MSCI Emerging Markets Index returned nearly 10% in dollars—
both nearly double the indexes’ local-currency returns.

While the utilities sector (–16%) was the fund’s only negative performer, consumer discretionary stocks rose only 2%, trailing far behind the return of that same sector in the benchmark. Most troublesome were subpar stock choices among automobile companies, consumer and electronic firms, and computer and electronic retailers. Tech stocks also hindered the fund’s performance compared with that of the benchmark.

For more information on the fund’s investment strategies and positioning, please see the Advisors’ Report that follows this letter.

International funds offer opportunity to diversify

International funds lagged their U.S. counterparts for the six-month period covered in this letter, and the International Value Fund failed to keep pace with its benchmark and fund peers.

While any six-month period in a fund’s history is worth noting and considering, it’s merely one chapter in a story that unfolds over years and even decades. We know that the markets will continue to march in unpredictable and often frustrating ways, but that over time skilled advisors have the potential to produce benchmark-beating returns.

We also know that international and domestic markets don’t often move in tandem. At Vanguard, that’s why we counsel investors on the merits of diversification. Exposure to various world markets––as well as different asset classes and sectors––can offer a cushion against market volatility and allow you to participate in the growth of each market segment. Vanguard International Value Fund, with its seasoned advisors at the helm, can provide low-cost exposure to international stock markets that may help you meet your long-term investing goals.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 12, 2011

Advisors’ Report

For the six months ended April 30, 2011, Vanguard International Value Fund returned 10.39%. Your fund is managed by four independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The table below presents the advisors, the percentage and amount of fund assets that each manages, and brief descriptions of their investment strategies. Each advisor

Vanguard International Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Lazard Asset Management LLC	29	2,264	The advisor uses a research-driven, bottom-up,
			relative-value approach in selecting stocks. The goal is
			to identify individual stocks that offer an appropriate
			trade-off between low relative valuation and high
			financial productivity.
AllianceBernstein L.P.	27	2,197	The advisor uses a fundamentals-based,
			research-driven approach to find companies whose
			long-term earnings power exceeds the level implied by
			their current stock price. Proprietary quantitative tools
			aid risk control and portfolio construction, helping the
			advisor to achieve a balanced trade-off between risk
			and return.
Edinburgh Partners Limited	24	1,974	The advisor employs a concentrated, low-turnover,
			value-oriented investment approach that results in a
			portfolio of companies with good long-term prospects
			and below-market price/earnings ratios. In-depth
			fundamental research on industries and companies is
			central to this investment process.
Hansberger Global Investors, Inc.	18	1,488	The advisor employs traditional, bottom-up
			fundamental analysis to identify undervalued
			investment opportunities. A team of analysts operating
			around the world evaluates companies from both
			economic and geographic perspectives.
Cash Investments	2	185	These short-term reserves are invested by Vanguard in
			equity index products to simulate investments in
			stocks. Each advisor may also maintain a modest cash
			position.

has also prepared a discussion of the investment environment during the fiscal period and of how the portfolio’s positioning reflects this assessment. These reports were prepared on May 18, 2011.

Lazard Asset Management LLC

Portfolio Managers:

Michael G. Fry, Managing Director Michael A. Bennett, CPA, Managing Director

The six-month period was eventful and volatile, and ultimately concluded with a meaningful increase in world equity markets. A number of negative events occurred: the Japanese earthquake, tsunami, and nuclear crisis; unrest and civil war in the Middle East and North Africa; and the ongoing sovereign debt problems of peripheral Europe, Portugal being the most recent focus. In addition, prices for commodities, including oil, rose, as did inflation in a number of emerging markets.

However, these negative factors were more than offset by better-than-expected economic and corporate earnings growth in many areas, which propelled share prices higher. During the past six months, economically sensitive sectors, such as energy, materials, industrials, and information technology, led the way.

The traditionally defensive utilities and telecom services sectors lagged.

Low exposure in our portfolio to the utilities sector added to performance; the sector was the worst performer, lagging the index because of oversupply concerns and the newfound fear that the Japanese nuclear crisis would devalue nuclear assets around the world. Stock selection in the materials sector also helped, with positions in Xstrata, BHP Billiton, and Potash Corp. benefiting from increased demand, and correspondingly higher prices, for commodities.

Despite strong performance by the portfolio’s holdings in Prudential, Sampo, ING Groep, and Daito Trust, stock selection in the financial sector detracted from relative returns over the period. Underperformance by Mitsubishi Estate, Lloyds, Turkiye Garanti Bankasi, and Banco do Brasil offset the portfolio’s returns elsewhere, amid concerns about Japan’s crisis, rising levels of nonperforming loans, and monetary policy risk.

Stock selection in the telecommunication services sector was a detractor for the period as well. Telekomunikasi Indonesia, Turkcell, Singapore Telecommunications, and Mobile Telesystems suffered from increased competitive pricing pressures and the concern that the trend toward higher mobile penetration rates was maturing.

AllianceBernstein L.P.

Portfolio Managers:

Kevin F. Simms, Co-Chief Investment Officer—International Value Equities and Director of Research—Global and International Value Equities Henry S. D’Auria, CFA, Co-Chief Investment Officer—International Value Equities and Chief Investment Officer—Emerging Markets Value Equities International equities rose over the six-month period, as the global economic recovery continued and corporate profitability improved. Unrest in the Middle East and North Africa and the earthquake and tsunami in Japan added uncertainty. However, we expect anxiety to abate as the year unfolds, enabling our fundamental research insights to be rewarded.

Our utilities and capital equipment stocks underperformed during the period, with some detractors affected by the disaster in Japan. Positioning in financials and consumer staples added the most to relative returns. We are closely monitoring the situation in Japan and making portfolio adjustments as required. While the economic outlook in Japan remains uncertain, we have made purchases in stocks that may have fallen victim to market panic, as well as in stocks outside Japan where the outlook has improved.

Meanwhile, conditions in equity markets look encouraging, even when accounting for disruptions in March. The unusual correlation of stock prices last year has started to subside as investors discriminate more closely among companies. That’s good news for value investors, especially as spreads between the cheapest and most expensive quintile of stocks have narrowed only slightly from their peak. This suggests that the renewed value recovery is just starting. In this environment, we expect research insights to be rewarded.

We are positioned across several industries in attractively valued companies that generate strong cash flow, including cyclical areas such as technology and industrial commodities, as well as in more defensive sectors such as telecom and consumer staples. Despite new challenges, we’re confident that our disciplined value approach is likely to yield results in an environment where insightful research can make a big difference.

Edinburgh Partners Limited

Portfolio Manager:

Sandy Nairn, Director and CEO

In our previous letter, we discussed the dichotomy in growth between developing and developed markets and the differing implications of liquidity injections. Since then, the trend in stocks has broadly continued, albeit it does look as if it is now moderating, and we anticipate that it will soon reverse. If one looks at the stocks that performed particularly well, they appear to us to fall into two overlapping categories. The first includes stocks that benefited from Asian and particularly Chinese consumption, such as Western-listed manufacturers of luxury goods. The second category could be termed “QE2 stocks,” which benefited from the Federal Reserve’s second round of quantitative easing. Examples included property stocks in Asian and dollar-linked economies and commodity stocks that were perceived as inflation hedges.

Among individual stocks in our portfolio, Nokia performed poorly as the company signaled its failure to create a competitive smartphone operating system with its announcement to partner with Microsoft. Microsoft Mobile has received strong reviews, with the principal drawback being the lack of market penetration and hence the absence of a supporting application ecosystem. The combination with Nokia should address this issue. If implementation is correctly achieved, Nokia will prove to be exceptionally cheap. We have therefore held our positions.

The earthquake and consequent tsunami in Japan caused a marked setback in the market. We have reviewed all our holdings, and almost all of them are unlikely to see any long-term negative impact on their earnings; the exception is Tokyo Electric

Power, where we reappraised the company’s prospects and valuation following the disaster and sold the position.

Despite the dramatic political and environmental events of the past six months, we continue to see little change in our overall economic outlook. Absent meaningful disruption to oil supplies, we expect subdued growth and an evolving rebalancing of the global economy. One side of the equation is a retrenchment by those countries that have been living beyond their means. On the other lie those countries where the balance between savings and consumption will shift. This will also manifest itself in a shift in the pattern of trade balances.

In the near term the biggest issue lies in the differential effect of global economic policies and the need for the structural surplus countries to control the inflationary impact of Western liquidity injections. As Asian governments, China in particular, try to control credit expansion, it is entirely possible that we will see an increasing number of bad debts emerge from the frenetic investment expansion of recent years.

In our view, the praise for achievements in China is reaching the same hyperbolic level that was seen with Japan in the 1980s.

We believe much of the government-induced expenditure will prove to have been wasted, and while the fiscal position can sustain this, it suggests that some of the expectations for sustainable levels of GDP growth may be overly optimistic. Similarly, there seems to be a view that inflation in China is a temporary phenomenon largely resulting from increased food costs and will soon be brought under control. While this is partially true for the consumer price index, it does not address the rises in earnings that are now part of the landscape. There is no data that provide any reliable information on productivity growth, but it is reasonable to suggest that we are probably reaching a stage where cost growth is beginning to hurt margins and profits irrespective of government action on formal or informal price controls.

While we remain positive about the growth prospects of China relative to the rest of the world, we suspect the gap is not as large as the consensus believes. As evidence of this becomes available, we anticipate that investment opportunities will present themselves as valuations begin falling into more attractive ranges.

The other area where we differ from the consensus is in our view of Japan. The tragic events of the earthquake and tsunami do not obviate our conclusions on the value available in Japanese companies.

Hansberger Global Investors, Inc.

Portfolio Managers:

Ronald Holt, CFA, CEO and Co-Chief Investment Officer—Value Team Aureole L.W. Foong, Managing Director—Emerging Markets Global investors were faced with a number of challenges during the past six months, including rising inflationary pressures, rising political tensions in North Africa and the Middle East, and Japan’s tragic earthquake. Despite these significant difficulties, global equity markets posted strong gains during the period. A continuation of low interest rates and loose monetary policies in developed countries helped push up the values of risky assets, including global equities, in our view. Corporate earnings remained relatively strong, despite rising prices for raw materials, and also supported higher equity prices.

Unsurprisingly, economically sensitive sectors were the strongest performers during this period. With oil prices increasing sharply owing to rising tensions in the Middle East, our holdings in the sector posted the strongest absolute gains. Suncor Energy (Canada), Gazprom (Russia), and Lukoil (Russia) were among the portfolio’s top performers. Other commodity-related companies were also key contributors to performance, supported by strength in underlying commodity prices and continued weakness in the U.S. dollar. Key holdings in the materials sector that performed well included Norilsk Nickel (Russia) and Teck Resources (Canada).

Japanese equities lagged during the period, after the tragic earthquake and subsequent nuclear crisis. Lingering concerns about the potential economic implications over both the short and long term hurt the performance of companies such as Sumitomo Trust and Banking, Asahi Glass, and Nintendo. Notably, several of our Japanese holdings with broad exposure to the global economy, such as Mitsui & Co. and Fanuc Ltd., shook off these concerns and performed well despite local market concerns.

While our holdings in emerging markets performed well in absolute terms, in aggregate they underperformed during this period. Contrary to their developed market counterparts, emerging markets policymakers have taken numerous measures, including increasing interest rates, to combat growing inflationary pressures. Concerns that growth in emerging markets may slow markedly as a result of tighter monetary conditions led to a decline in some of our holdings during the period. Examples include China-based automotive manufacturer Guangzhou Auto and Brazil-based homebuilder Gafisa.

While we have slightly reduced our exposure to economically sensitive sectors as share prices have appreciated, we continue to have a significant weighting in industrials and emerging markets. In the near term, rising interest rates in emerging markets and general market volatility driven by uncertain policies in developed countries may hold back the share prices of these companies. Over the long term, however, we believe patient investors will be well rewarded for sticking with fundamentally strong businesses that have strong balance sheets and are undervalued relative to long-term earnings prospects.

While many remain concerned about the slowing of emerging markets, we remain bullish on the long-term view. Certainly, policymakers seem fixed on tackling inflation and will do so at the expense of near-term growth. We believe this is an appropriate policy response, however, that should lead to more sustainable and higher-quality economic growth. In the near term, these policies will present a challenge to performance in these countries and will have a negative impact on equity valuations. We continue to believe, though, that underlying fundamentals at the country and company level will support higher valuations and eventually better stock market performance over the long term.

International Value Fund

Fund Profile
As of April 30, 2011

Portfolio Characteristics
		MSCI AC
		World Index
	Fund	ex USA
Number of Stocks	243	1,869
Median Market Cap	$42.5B	$33.8B
Price/Earnings Ratio	12.6x	13.8x
Price/Book Ratio	1.4x	1.7x
Return on Equity	16.7%	17.8%
Earnings Growth Rate	-0.2%	2.8%
Dividend Yield	2.8%	2.9%
Turnover Rate
(Annualized)	46%	—
Ticker Symbol	VTRIX	—
Expense Ratio[1]	0.39%	—
Short-Term Reserves	1.0%	—

Sector Diversification (% of equity exposure)
		MSCI AC
		World Index
	Fund	ex USA
Consumer Discretionary	11.3%	9.0%
Consumer Staples	8.2	8.5
Energy	10.9	11.6
Financials	22.5	24.8
Health Care	7.3	5.9
Industrials	12.2	11.0
Information Technology	10.3	6.3
Materials	8.6	13.0
Telecommunication
Services	7.2	5.7
Utilities	1.5	4.2

Volatility Measures
	Spliced	MSCI AC
	International	World Index
	Index	ex USA
R-Squared	0.98	0.98
Beta	1.04	1.00

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Royal Dutch Shell PLC	Integrated Oil &
	Gas	1.8%
Gazprom OAO ADR	Integrated Oil &
	Gas	1.8
Samsung Electronics Co.
Ltd.	Semiconductors	1.6
Sanofi-Aventis SA	Pharmaceuticals	1.6
Vodafone Group PLC	Wireless
	Telecommunication
	Services	1.5
Vale SA	Steel	1.5
GlaxoSmithKline PLC	Pharmaceuticals	1.5
Unilever	Packaged Foods &
	Meats	1.5
Novartis AG	Pharmaceuticals	1.3
UBS AG	Diversified Capital
	Markets	1.2
Top Ten		15.3%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated February 23, 2011, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2011, the annualized expense ratio was 0.39%.

International Value Fund

Market Diversification (% of equity exposure)

		MSCI AC
		World
		Index
	Fund	ex USA
Europe
United Kingdom	21.4%	14.7%
France	9.0	7.1
Germany	6.3	6.2
Switzerland	4.8	5.5
Italy	3.6	2.0
Netherlands	2.7	1.8
Belgium	1.3	0.7
Sweden	1.3	2.3
Finland	1.1	0.7
Other	1.6	4.6
Subtotal	53.1%	45.6%
Pacific
Japan	19.1%	13.2%
Australia	3.0	6.0
Other	1.4	3.1
Subtotal	23.5%	22.3%
Emerging Markets
South Korea	4.3%	3.5%
Brazil	4.3	3.6
China	4.2	4.0
Russia	3.6	1.7
Taiwan	1.5	2.7
Other	2.9	8.1
Subtotal	20.8%	23.5%
Middle East	0.0%	0.5%
North America
Canada	2.6%	8.1%

International Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 2000, Through April 30, 2011

Spliced International Index: MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.
Note: For 2011, performance data reflect the six months ended April 30, 2011.

Average Annual Total Returns: Periods Ended March 31, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
International Value Fund	5/16/1983	7.69%	1.93%	7.59%

Vanguard fund returns do not reflect the 2% fee on redemptions of shares held for less than two months.

See Financial Highlights for dividend and capital gains information.

International Value Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (95.1%)[1]
Australia (2.5%)
BHP Billiton Ltd.	1,278,100	64,710
Telstra Corp. Ltd.	14,496,400	46,303
National Australia
Bank Ltd.	1,507,621	44,886
Westpac Banking Corp.	839,857	22,928
Commonwealth Bank
of Australia	313,973	18,535
Challenger Ltd.	862,678	4,576
Bank of Queensland Ltd.	245,173	2,653
		204,591
Austria (0.1%)
OMV AG	120,100	5,476

Belgium (1.3%)
^ Anheuser-Busch
InBev NV	1,069,915	68,280
Delhaize Group SA	244,217	21,130
* KBC Groep NV	364,400	14,834
		104,244
Brazil (4.2%)
Vale SA Class B Pfd.
ADR	2,656,666	79,434
Banco do Brasil SA	3,480,400	63,936
Petroleo Brasileiro
SA ADR Type A	1,835,538	61,252
Vale SA Class B ADR	1,375,100	45,928
Cielo SA	4,731,400	44,240
Cia Energetica de
Minas Gerais ADR	853,454	17,812
Gafisa SA ADR	1,017,436	12,576
Rossi Residencial SA	887,500	8,253
Eletropaulo
Metropolitana
Eletricidade de Sao
Paulo SA Prior Pfd.	233,200	5,691
		339,122

Canada (2.6%)
	Bank of Nova Scotia	453,654	27,661
	Canadian National
	Railway Co.	290,279	22,476
	Nexen Inc.	846,187	22,386
	Rogers Communications
	Inc. Class B	543,500	20,570
	Suncor Energy Inc.	428,500	19,728
	Teck Resources Ltd.
	Class B	359,427	19,499
	Magna International Inc.	378,900	19,471
^	Penn West Petroleum
	Ltd.	641,590	16,464
	National Bank of Canada	153,100	12,676
	Agrium Inc.	133,400	12,092
*	New Gold Inc.	912,300	10,250
	Toronto-Dominion Bank	68,700	5,948
			209,221
China (4.1%)
	Weichai Power Co. Ltd.	9,612,600	65,869
	China Construction
	Bank Corp.	49,512,310	46,884
	China Mobile Ltd.	4,722,000	43,435
^	China State
	Construction
	International Holdings
	Ltd.	41,669,280	40,788
	China Shenhua Energy
	Co. Ltd.	3,923,000	18,323
	Evergrande Real Estate
	Group Ltd.	24,552,000	17,556
	Guangzhou Automobile
	Group Co. Ltd.	15,336,169	17,351
	Ping An Insurance
	Group Co.	1,562,500	17,036
	Bank of China Ltd.	29,996,000	16,602
	China Petroleum
	& Chemical Corp.	16,402,000	16,533
	China Overseas Land
	& Investment Ltd.	7,586,000	14,638

International Value Fund

			Market
			Value
		Shares	($000)
*	GOME Electrical
	Appliances Holding Ltd.	36,607,000	13,165
	Daphne International
	Holdings Ltd.	4,866,000	3,902
			332,082
Denmark (0.6%)
	Novo Nordisk A/S Class B	169,550	21,464
*	Vestas Wind Systems A/S	429,233	15,210
*	Danske Bank A/S	399,952	9,604
			46,278
Finland (1.1%)
^	Nokia Oyj	5,420,833	49,939
	Sampo Oyj	1,108,300	37,312
			87,251
France (8.4%)
	Sanofi-Aventis SA	1,664,804	131,715
	Total SA	1,135,047	72,690
	BNP Paribas	881,133	69,658
	Teleperformance	1,323,584	50,498
	Danone	580,500	42,502
	Societe Generale	631,944	42,232
^	Bouygues SA	735,700	36,612
	LVMH Moet Hennessy
	Louis Vuitton SA	187,300	33,627
	Technip SA	296,500	33,454
*	Renault SA	464,600	28,290
	Vivendi SA	833,870	26,146
	STMicroelectronics NV	1,683,889	19,927
	PPR	91,458	16,351
	Carrefour SA	316,876	15,014
^	GDF Suez	361,505	14,782
	ArcelorMittal	378,274	13,980
	Cap Gemini SA	213,426	12,927
	France Telecom SA	496,100	11,626
*	Faurecia	184,077	7,591
	Lagardere SCA	47,444	2,083
			681,705
Germany (5.8%)
	Adidas AG	1,078,350	80,362
	SAP AG	1,137,308	73,266
*	Deutsche Post AG	2,548,990	50,377
	Siemens AG	331,371	48,201
^	E.ON AG	1,255,600	42,916
	Bayerische Motoren
	Werke AG	436,300	41,077
^	Allianz SE	253,200	39,781
	ThyssenKrupp AG	540,600	24,854
	Muenchener
	Rueckversicherungs AG	134,600	22,203
	Merck KGaA	172,621	18,280
	Henkel AG & Co. KGaA
	Prior Pfd.	236,736	16,140
^	Bayer AG	167,736	14,726
			472,183

Hong Kong (0.6%)
*	AIA Group Ltd.	7,384,800	24,905
	Esprit Holdings Ltd.	2,563,317	10,698
	New World
	Development Ltd.	3,704,000	6,519
	Yue Yuen Industrial
	Holdings Ltd.	1,495,500	5,166
			47,288
India (0.6%)
	Sterlite Industries India
	Ltd. ADR	813,938	13,308
	Tata Steel Ltd. GDR	863,300	12,125
2	Tata Steel Ltd.
	Warrants Exp.
	12/23/2014	701,300	9,876
	ICICI Bank Ltd. ADR	150,051	7,562
2	Hindalco Industries Ltd.
	GDR	629,980	3,073
			45,944
Indonesia (0.4%)
	Telekomunikasi Indonesia
	Tbk PT ADR	866,600	31,319

Ireland (0.1%)
*	Smurfit Kappa Group plc	532,200	7,245

Italy (3.4%)
	ENI SPA	3,269,476	87,536
^	Telecom Italia SPA
	(Registered)	46,409,515	69,783
	Intesa Sanpaolo SPA
	(Registered)	14,178,388	47,093
	Atlantia SPA	1,471,680	36,221
	UniCredit SPA	10,163,750	26,175
^	Telecom Italia SPA
	(Bearer)	6,391,400	8,242
			275,050
Japan (18.1%)
	Bridgestone Corp.	3,608,400	79,697
	FANUC Corp.	417,700	69,923
	Mitsubishi Corp.	2,532,100	68,690
	Sony Corp.	2,043,000	57,685
	Sumitomo Mitsui
	Financial Group Inc.	1,849,900	57,461
	Canon Inc.	1,162,800	54,759
	Fujitsu Ltd.	9,307,000	53,326
	Yamada Denki Co. Ltd.	743,870	52,261
	Omron Corp.	1,778,800	48,925
	Dai Nippon Printing Co.
	Ltd.	4,065,000	48,764
	Fujikura Ltd.	9,385,000	48,636
	Panasonic Corp.	3,861,500	47,482
	Honda Motor Co. Ltd.	1,163,500	44,730
	Obayashi Corp.	10,468,000	44,159

International Value Fund

			Market
			Value
		Shares	($000)
	Tokyo Electron Ltd.	736,400	42,633
	Ricoh Co. Ltd.	3,787,000	41,792
	Mizuho Financial
	Group Inc.	26,061,100	41,290
	Yahoo Japan Corp.	107,400	39,507
	Asahi Glass Co. Ltd.	2,923,000	37,111
	Daito Trust Construction
	Co. Ltd.	458,300	36,664
	Japan Tobacco Inc.	8,316	32,318
	Mitsui & Co. Ltd.	1,803,100	32,086
	JS Group Corp.	1,226,900	29,570
	Nissan Motor Co. Ltd.	3,057,700	29,420
	Toyota Motor Corp.	719,700	28,710
	Nippon Telegraph
	& Telephone Corp.	588,800	27,437
	Mitsubishi Estate Co. Ltd.	1,559,000	27,282
	Sumitomo Electric
	Industries Ltd.	1,548,000	21,553
	Sharp Corp.	2,281,000	20,987
	Shin-Etsu Chemical Co.
	Ltd.	389,600	20,268
	THK Co. Ltd.	697,600	17,931
	JFE Holdings Inc.	632,800	17,321
	Toshiba Corp.	3,139,000	16,715
	Nintendo Co. Ltd.	65,900	15,593
	Sumitomo Mitsui Trust
	Holdings Inc.	4,447,650	15,312
	ORIX Corp.	144,370	14,184
	Sumitomo Corp.	973,900	13,435
	Bank of Yokohama Ltd.	2,556,000	12,663
	JX Holdings Inc.	1,641,500	11,561
	Tokyo Electric Power
	Co. Inc.	1,857,200	9,960
	Mitsui Fudosan Co. Ltd.	504,000	8,747
*	Sumco Corp.	407,600	7,862
	Konica Minolta Holdings
	Inc.	814,500	7,173
	Sumitomo Rubber
	Industries Ltd.	535,500	6,068
	DIC Corp.	2,157,000	5,171
	Nippon Express Co. Ltd.	1,272,000	5,068
			1,469,890
Mexico (0.2%)
	America Movil SAB de
	CV ADR	319,917	18,299

Netherlands (2.6%)
*	ING Groep NV	5,716,000	75,304
^	Heineken NV	986,713	59,039
	Unilever NV	1,470,174	48,399
*	Aegon NV	2,047,890	16,278
	Koninklijke DSM NV	213,400	14,709
			213,729

Norway (0.2%)
Subsea 7 SA	741,450	19,530

Poland (0.2%)
KGHM Polska Miedz SA	246,800	18,155

Portugal (0.2%)
EDP - Energias de
Portugal SA	3,953,690	16,153

Russia (3.5%)
Gazprom OAO ADR
(London Shares)	7,422,400	125,763
Lukoil OAO ADR
(U.S. Shares)	616,240	42,830
Sberbank of Russia	11,122,386	40,661
Mobile Telesystems
OJSC ADR	945,847	20,005
* Evraz Group SA GDR	533,952	18,144
Gazprom OAO ADR
(U.S. Shares)	953,256	16,152
MMC Norilsk Nickel
OJSC ADR	572,785	15,855
Lukoil OAO ADR
(London Shares)	130,943	9,101
		288, 511
Singapore (0.8%)
Singapore
Telecommunications
Ltd.	18,985,000	48,461
DBS Group Holdings Ltd.	1,564,701	19,171
		67,632
South Africa (0.9%)
MTN Group Ltd.	1,282,743	28,531
Standard Bank Group Ltd.	1,353,200	21,253
Bidvest Group Ltd.	856,390	19,744
		69,528
South Korea (4.3%)
Samsung Electronics
Co. Ltd.	137,192	114,594
SK Telecom Co. Ltd. ADR	2,131,300	40,452
KB Financial Group Inc.	700,540	37,553
KT&G Corp.	627,200	37,122
LG Electronics Inc.	335,127	32,263
Hana Financial Group Inc.	586,550	24,886
Hyundai Mobis	68,430	22,952
LG Display Co. Ltd.	515,000	18,474
Samsung Electronics Co.
Ltd. Prior Pfd.	29,300	17,249
		345,545

International Value Fund

			Market
			Value
		Shares	($000)
Spain (0.2%)
	Banco Santander SA	1,181,664	15,091

Sweden (1.2%)
^,*	Assa Abloy AB Class B	1,581,300	47,503
	Swedbank AB Class A	1,193,600	22,637
^	Sandvik AB	790,156	16,751
	Telefonaktiebolaget LM
	Ericsson Class B	977,919	14,838
			101,729
Switzerland (4.7%)
	Novartis AG	1,815,212	107,642
*	UBS AG	4,737,741	94,814
*	Actelion Ltd.	796,085	46,905
	Roche Holding AG	262,469	42,604
	ABB Ltd.	1,066,529	29,453
	Nestle SA	471,320	29,254
	Credit Suisse Group AG	316,933	14,426
	Lonza Group AG	139,169	11,968
*	Clariant AG	364,100	7,559
			384,625
Taiwan (1.4%)
	Taiwan Semiconductor
	Manufacturing Co. Ltd.	16,007,704	41,404
*	AU Optronics Corp.	31,108,460	25,076
	Taiwan Semiconductor
	Manufacturing Co. Ltd.
	ADR	1,123,915	15,173
	Powertech
	Technology Inc.	2,544,000	9,255
	Wistron Corp.	4,312,000	7,770
	Lite-On Technology Corp.	5,495,337	6,968
	Advanced Semiconductor
	Engineering Inc.	5,167,000	6,052
*	Pegatron Corp.	4,762,000	5,038
			116,736
Thailand (0.1%)
	PTT PCL	331,300	4,170

Turkey (0.5%)
	Turkiye Is Bankasi	5,150,400	18,212
	Turkcell Iletisim
	Hizmetleri AS	2,590,800	15,325
	Turkiye Vakiflar
	Bankasi Tao	3,105,000	8,243
			41,780
United Kingdom (20.2%)
	Vodafone Group plc	43,373,972	125,387
	GlaxoSmithKline plc	5,507,947	120,323

	Royal Dutch Shell plc
	Class A	2,058,885	79,533
	Xstrata plc	2,942,021	75,461
*	Lloyds Banking
	Group plc	75,506,121	74,968
	Aviva plc	9,868,548	73,857
	Unilever plc	2,189,653	71,135
	Royal Dutch Shell plc
	Class B	1,702,080	66,220
	WPP plc	4,674,036	61,223
	Tesco plc	8,998,981	60,671
	Standard Chartered plc	2,104,543	58,490
	AstraZeneca plc	1,117,910	55,469
	British American
	Tobacco plc	1,247,143	54,497
	Prudential plc	4,054,424	52,454
	Rio Tinto plc	667,100	48,676
	HSBC Holdings plc	4,409,000	48,094
	Barclays plc	9,494,442	45,137
*	Royal Bank of Scotland
	Group plc	59,245,579	41,292
	WM Morrison
	Supermarkets plc	8,304,190	40,970
	BG Group plc	1,369,000	35,254
	Imperial Tobacco
	Group plc	952,800	33,608
	Informa plc	4,748,100	33,130
	Eurasian Natural
	Resources Corp. plc	1,856,671	28,453
	BP plc	3,556,200	27,338
	Tullow Oil plc	1,082,160	25,965
	BHP Billiton plc	589,343	24,918
	Rexam plc	3,721,400	24,322
	Petrofac Ltd.	889,700	22,492
	BAE Systems plc	3,963,400	21,757
	GKN plc	5,506,100	20,546
	Man Group plc	4,266,654	17,856
	ICAP plc	1,715,273	14,884
	HSBC Holdings plc
	(Hong Kong Shares)	1,331,869	14,493
	Kazakhmys plc	570,537	13,253
*	Cookson Group plc	800,556	9,604
	Inchcape plc	1,108,190	6,765
	Thomas Cook Group plc	2,032,400	5,831
			1,634,326
Total Common Stocks
(Cost $6,708,154)			7,714,428

International Value Fund

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (9.5%)[1]
Money Market Fund (9.2%)
[3,4]	Vanguard Market
	Liquidity Fund,
	0.179%	747,695,870	747,696

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.3%)
[5,6]	Federal Home Loan
	Bank Discount Notes,
	0.210%, 6/3/11	15,000	14,998
7	United States
	Treasury Bill,
	0.031%, 5/19/11	2,500	2,500
6	United States
	Treasury Bill,
	0.200%, 6/30/11	2,500	2,500
			19,998
Total Temporary Cash Investments
(Cost $767,692)			767,694
Total Investments (104.6%)
(Cost $7,475,846)			8,482,122

Market
Value•
($000)
Other Assets and Liabilities (-4.6%)
Other Assets[6]	105,505
Liabilities[4]	(480,047)
(374,542)
Net Assets (100%)
Applicable to 235,026,593 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	8,107,580
Net Asset Value Per Share	$34.50

At April 30, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	8,006,330
Undistributed Net Investment Income	44,232
Accumulated Net Realized Losses	(965,430)
Unrealized Appreciation (Depreciation)
Investment Securities	1,006,276
Futures Contracts	7,045
Forward Currency Contracts	8,223
Foreign Currencies	904
Net Assets	8,107,580

• See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $407,812,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.3% and 6.3%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2011, the aggregate value of these securities was $12,949,000, representing 0.2% of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
4 Includes $428,624,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
6 Securities with a value of $16,449,000 and foreign currency with a value of $1,296,000 have been segregated as initial margin for open futures contracts.
7 Securities with a value of $1,550,000 have been segregated as collateral for open forward currency contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

International Value Fund

Statement of Operations

Six Months Ended
April 30, 2011
($000)
Investment Income
Income
Dividends[1]	88,632
Interest[2]	324
Security Lending	601
Total Income	89,557
Expenses
Investment Advisory Fees—Note B
Basic Fee	6,962
Performance Adjustment	(1,646)
The Vanguard Group—Note C
Management and Administrative	7,939
Marketing and Distribution	911
Custodian Fees	607
Shareholders’ Reports	64
Trustees’ Fees and Expenses	8
Total Expenses	14,845
Net Investment Income	74,712
Realized Net Gain (Loss)
Investment Securities Sold	180,390
Futures Contracts	9,251
Foreign Currencies and Forward Currency Contracts	3,801
Realized Net Gain (Loss)	193,442
Change in Unrealized Appreciation (Depreciation)
Investment Securities	495,184
Futures Contracts	5,814
Foreign Currencies and Forward Currency Contracts	2,256
Change in Unrealized Appreciation (Depreciation)	503,254
Net Increase (Decrease) in Net Assets Resulting from Operations	771,408
1 Dividends are net of foreign withholding taxes of $7,374,000.
2 Interest income from an affiliated company of the fund was $306,000.

See accompanying Notes, which are an integral part of the Financial Statements.

International Value Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	74,712	162,486
Realized Net Gain (Loss)	193,442	41,738
Change in Unrealized Appreciation (Depreciation)	503,254	399,322
Net Increase (Decrease) in Net Assets Resulting from Operations	771,408	603,546
Distributions
Net Investment Income	(158,358)	(160,303)
Realized Capital Gain	—	—
Total Distributions	(158,358)	(160,303)
Capital Share Transactions
Issued	610,413	1,733,594
Issued in Lieu of Cash Distributions	150,229	150,842
Redeemed[1]	(798,505)	(1,289,207)
Net Increase (Decrease) from Capital Share Transactions	(37,863)	595,229
Total Increase (Decrease)	575,187	1,038,472
Net Assets
Beginning of Period	7,532,393	6,493,921
End of Period[2]	8,107,580	7,532,393
1 Net of redemption fees for fiscal 2011 and 2010 of $81,000 and $217,000, respectively.
2 Net Assets—End of Period includes undistributed net investment income of $44,232,000 and $116,597,000.

See accompanying Notes, which are an integral part of the Financial Statements.

International Value Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	April 30,	Year Ended October 31,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$31.92	$29.95	$24.36	$48.38	$41.70	$33.30
Investment Operations
Net Investment Income	.326	.698	.742	1.176[1]	1.020	1.000[1]
Net Realized and Unrealized Gain (Loss)
on Investments	2.934	2.007	5.839	(21.841)	9.634	9.060
Total from Investment Operations	3.260	2.705	6.581	(20.665)	10.654	10.060
Distributions
Dividends from Net Investment Income	(.680)	(.735)	(.991)	(.940)	(.880)	(.560)
Distributions from Realized Capital Gains	—	—	—	(2.415)	(3.094)	(1.100)
Total Distributions	(.680)	(.735)	(.991)	(3.355)	(3.974)	(1.660)
Net Asset Value, End of Period	$34.50	$31.92	$29.95	$24.36	$48.38	$41.70

Total Return[2]	10.39%	9.12%	28.34%	-45.49%	27.55%	31.22%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,108	$7,532	$6,494	$5,335	$10,313	$6,926
Ratio of Total Expenses to
Average Net Assets[3]	0.39%	0.39%	0.45%	0.42%	0.41%	0.46%
Ratio of Net Investment Income to
Average Net Assets	1.95%	2.41%	2.93%	3.08%	2.46%	2.61%
Portfolio Turnover Rate	46%	51%	55%	59%	38%	36%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of (0.04%), (0.04%), (0.02%), 0.02%, 0.01%, and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

International Value Fund

Notes to Financial Statements

Vanguard International Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

International Value Fund

The fund also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with the fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the fund under the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty, and by the posting of collateral by the counterparty. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted.

Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2007–2010), and for the period ended April 30, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. AllianceBernstein L.P., Lazard Asset Management LLC, Edinburgh Partners Ltd., and Hansberger Global Investors, Inc., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for AllianceBernstein L.P. is subject to quarterly adjustments based on performance for the preceding five years, relative to the MSCI All Country World Index excluding USA. The basic fee for Lazard Asset Management LLC is subject to quarterly adjustments based on performance since July 31, 2006, relative to the MSCI All Country World Index excluding USA. The basic fee for Edinburgh Partners Ltd.

International Value Fund

is subject to quarterly adjustments based on performance since July 31, 2008, relative to the MSCI All Country World Index excluding USA. The basic fee for Hansberger Global Investors, Inc., is subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI Europe, Australasia, Far East Index for periods prior to February 1, 2011, and the current benchmark, the MSCI All Country World Index excluding USA, beginning February 1, 2011. The benchmark change will be fully phased in by January 2014.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended April 30, 2011, the aggregate investment advisory fee represented an effective annual basic rate of 0.18% of the fund’s average net assets, before a decrease of $1,646,000 (0.04%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2011, the fund had contributed capital of $1,247,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.50% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of April 30, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	694,461	7,019,967	—
Temporary Cash Investments	747,696	19,998	—
Futures Contracts—Assets[1]	23	—	—
Futures Contracts—Liabilities[1]	(289)	—	—
Forward Currency Contracts—Assets	—	10,727	—
Forward Currency Contracts—Liabilities	—	(2,504)	—
Total	1,441,891	7,048,188	—
1 Represents variation margin on the last day of the reporting period.

International Value Fund

E. At April 30, 2011, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts[1]	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	23	10,727	10,750
Liabilities	(289)	(2,504)	(2,793)
1 Represents variation margin on the last day of the reporting period.

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended April 30, 2011, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	9,251	—	9,251
Forward Currency Contracts	—	1,279	1,279
Realized Net Gain (Loss) on Derivatives	9,251	1,279	10,530

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	5,814	—	5,814
Forward Currency Contracts	—	3,302	3,302
Change in Unrealized Appreciation (Depreciation) on Derivatives	5,814	3,302	9,116

At April 30, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
Dow Jones EURO STOXX 50 Index	June 2011	2,357	103,052	5,508
FTSE 100 Index	June 2011	632	63,597	2,932
Topix Index	June 2011	523	55,014	(2,908)
S&P ASX 200 Index	June 2011	270	35,516	1,513

Unrealized appreciation (depreciation) on open FTSE 100 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

International Value Fund

At April 30, 2011, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Goldman Sachs Bank USA	5/16/11	USD	91,252	JPY	7,402,596	(2,494)
UBS AG	6/22/11	EUR	58,725	USD	86,994	4,823
UBS AG	6/22/11	GBP	36,370	USD	60,621	1,834
UBS AG	6/15/11	JPY	3,346,729	USD	41,255	753
UBS AG	6/22/11	AUD	31,071	USD	33,765	3,317
UBS AG	6/15/11	JPY	1,353,059	USD	16,679	(10)

AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

At April 30, 2011, the counterparty had deposited in a segregated account securities with a value sufficient to cover substantially all amounts due to the fund in connection with open forward currency contracts.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended April 30, 2011, the fund realized net foreign currency gains of $2,522,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the six months ended April 30, 2011, the fund realized gains on the sale of passive foreign investment companies of $8,937,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Unrealized appreciation through the most recent mark-to-market date for tax purposes on passive foreign investment company holdings at April 30, 2011, was $5,284,000, all of which has been distributed and is reflected in the balance of undistributed net investment income.

International Value Fund

The fund’s realized gains for the six months ended April 30, 2011, were reduced by $178,000 of capital gain tax paid on sales of Indian securities. This tax is treated as a decrease in taxable income; accordingly, this amount has been reclassified from accumulated net realized losses to undistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2010, the fund had available capital loss carryforwards totaling $1,137,537,000 to offset future net capital gains through October 31, 2017. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2011; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At April 30, 2011, the cost of investment securities for tax purposes was $7,481,130,000. Net unrealized appreciation of investment securities for tax purposes was $1,000,992,000, consisting of unrealized gains of $1,375,845,000 on securities that had risen in value since their purchase and $374,853,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended April 30, 2011, the fund purchased $1,706,369,000 of investment securities and sold $1,817,615,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	April 30, 2011	October 31, 2010
	Shares	Shares
	(000)	(000)
Issued	18,795	57,737
Issued in Lieu of Cash Distributions	4,721	4,904
Redeemed	(24,476)	(43,507)
Net Increase (Decrease) in Shares Outstanding	(960)	19,134

I. In preparing the financial statements as of April 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended April 30, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Value Fund	10/31/2010	4/30/2011	Period
Based on Actual Fund Return	$1,000.00	$1,103.92	$2.03
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.86	1.96

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.39%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Agreements

The board of trustees of Vanguard International Value Fund has renewed the fund’s investment advisory agreements with Lazard Asset Management LLC, AllianceBernstein L.P., and Edinburgh Partners Limited, and approved an amendment to the fund’s investment advisory agreement with Hansberger Global Investors, Inc. Effective February 1, 2011, the compensation benchmark for Hansberger Global Investors, Inc., the MSCI EAFE Index, was replaced with the MSCI All Country World Index ex USA. The board concluded that the new index is a more suitable index because it better reflects the fund’s investment objective and strategies. In addition, the performance adjustment schedule was revised to better align the advisor’s compensation with performance. The board determined that the retention of the advisors and the amendment to the investment advisory agreement was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Lazard Asset Management LLC. Lazard provides investment management services for clients around the world in a variety of investment mandates, including international equities, domestic equities, and fixed income securities. Lazard is a subsidiary of Lazard Freres & Co. LLC and has advised a portion of the fund since 2006.

The investment team at Lazard employs a bottom-up stock selection process to identify stocks with sustainable financial productivity and attractive valuations. The investment process incorporates three types of investment research: financial screening, fundamental analysis, and accounting validation.

AllianceBernstein L.P. AllianceBernstein is a global asset management firm that provides diversified investment management services involving growth and value equities, blend strategies, and fixed income securities to clients worldwide. AllianceBernstein has advised a portion of the fund since 2004.

The investment team at AllianceBernstein employs a bottom-up, research-driven, value-based equity investment philosophy in selecting stocks. It relies on substantial investment research to understand companies and industries that may be undergoing stress, and it seeks to exploit mispricings created by investor overreaction.

Edinburgh Partners Limited. Edinburgh Partners is an independent fund management company specializing in global investment analysis. The firm is based in Edinburgh, Scotland, and has advised a portion of the fund since 2008.

The firm employs a concentrated, low-turnover, value-oriented investment approach that results in a portfolio of companies with good long-term prospects and below-market price/earnings ratios. In-depth fundamental research on companies and industries is central to Edinburgh Partners’ investment process.

Hansberger Global Investors, Inc. Founded in 1994, Hansberger specializes in managing international, global, and emerging markets equity portfolios. The firm has advised a portion of the fund since 2000.

The advisor continues to employ a sound process, selecting companies that are undervalued relative to their earnings power, cash flow, or asset value, and that possess a catalyst for a near-term rise in share price. The advisor’s internal research team conducts intensive fundamental analysis, which includes regular company visits by the firm’s analysts.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation or amendment (as applicable) of the advisory agreements.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that each advisor has carried out the fund’s investment strategy in disciplined fashion, and that performance results have allowed the fund to remain competitive versus its benchmark and its peers. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of Lazard Asset Management, AllianceBernstein, Edinburgh Partners, and Hansberger Global Investors in determining whether to approve the advisory fees, because the firms are independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for the advisors. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory agreements again after a one-year period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Heidi Stam
Born 1956. Secretary Since July 2005. Principal
Alfred M. Rankin, Jr.	Occupation(s) During the Past Five Years: Managing
Born 1941. Trustee Since January 1993. Principal	Director of The Vanguard Group, Inc., since 2006;
Occupation(s) During the Past Five Years: Chairman,	General Counsel of The Vanguard Group since 2005;
President, and Chief Executive Officer of NACCO	Secretary of The Vanguard Group and of each of the
Industries, Inc. (forklift trucks/housewares/lignite);	investment companies served by The Vanguard Group
Director of Goodrich Corporation (industrial products/	since 2005; Director and Senior Vice President of
aircraft systems and services) and the National	Vanguard Marketing Corporation since 2005;
Association of Manufacturers; Chairman of the	Principal of The Vanguard Group (1997–2006).
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of
the Board of The Cleveland Museum of Art.	Vanguard Senior Management Team

Peter F. Volanakis	R. Gregory Barton	Michael S. Miller
Born 1955. Trustee Since July 2009. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: President	Kathleen C. Gubanich	Glenn W. Reed
and Chief Operating Officer (retired 2010) of Corning	Paul A. Heller	George U. Sauter
Incorporated (communications equipment); Director of	Martha G. King
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of
Business Administration at Dartmouth College.	Chairman Emeritus and Senior Advisor

John J. Brennan
Executive Officers	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008
Glenn Booraem
Born 1967. Controller Since July 2010. Principal
Occupation(s) During the Past Five Years: Principal	Founder
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard	John C. Bogle
Group since 2010; Assistant Controller of each of	Chairman and Chief Executive Officer, 1974–1996
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
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Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q462 062011

Vanguard Diversified Equity Fund
Semiannual Report

April 30, 2011

> For the six months ended April 30, 2011, Vanguard Diversified Equity Fund returned more than 18%, outpacing the results of its comparative standards.

> The Diversified Equity Fund also outperformed the broad U.S. stock market.

> Among Diversified Equity Fund’s eight underlying stock funds, returns ranged from about 17% for five funds to nearly 25% for Vanguard Explorer Fund.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	7
Performance Summary.	8
Financial Statements.	9
About Your Fund’s Expenses.	15
Trustees Approve Advisory Arrangement.	17
Glossary.	18

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Six Months Ended April 30, 2011
Total
Returns
Vanguard Diversified Equity Fund	18.46%
MSCI US Broad Market Index	17.70
Multi-Cap Core Funds Average	16.80
Multi-Cap Core Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
October 31, 2010 , Through April 30, 2011
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Diversified Equity Fund	$19.13	$22.43	$0.210	$0.000

1

Chairman’s Letter

Dear Shareholder,

Over the six months ended April 30, 2011, stock prices rose substantially. The Diversified Equity Fund—which is composed of eight actively managed

Vanguard mutual funds—made the most of this propitious climate. The fund returned 18.46%, almost 1 percentage point more than its benchmark index and almost 2 percentage points more than the average return of its peer group.

As a “fund of funds” that invests in other mutual funds, Diversified Equity provides a mosaic of investment approaches that complement each other. The overall result is a diversified portfolio with exposure to every segment of the U.S. equity market, including growth and value stocks and stocks of all market capitalizations, although large-caps predominate. Just as diversification of securities can help shield a portfolio from outsized losses attributable to a single stock, the fund’s mix of investment strategies limits its exposure to the fortunes of any one approach to the stock market.

Strong returns around the globe

The headlines were dominated by political upheaval, natural and nuclear disaster, and economic distress, but global stock markets produced outstanding returns for the six months ended April 30. The broad U.S. stock market returned more than

17%. Although rising food and gasoline prices put pressure on consumer budgets, corporate earnings growth remained strong and the pace of new job creation bounced back from extremely depressed levels.

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Outside the United States, global stock markets produced a smaller but still robust six-month return of more than 12%. For

U.S.-based investors, almost half of this return reflected exchange-rate gains produced largely by strength in the euro and currencies in emerging economies.

As the economy found its footing, rates edged higher

Rising longer-term interest rates put pressure on bond prices, which led to modest bond market returns for the six-month period. The broad taxable U.S. bond market returned about 0%. The broad municipal market returned –1.68%.

The rise in rates reflected both confidence that the economic recovery would prove self-sustaining and thus nudge rates higher, and nervousness that higher rates would be necessary to provide some protection from inflation. Even so, inflation expectations remained subdued, as measured by the difference between the yields of inflation-protected and nominal

U.S. Treasury bonds.

The return on short-term money market instruments such as the 3-month U.S.

Treasury bill remained near 0%, consistent with the Federal Reserve Board’s target for short-term rates.

Market Barometer

	Total Returns
	Periods Ended April 30, 2011
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	17.12%	18.02%	3.30%
Russell 2000 Index (Small-caps)	23.73	22.20	3.89
Dow Jones U.S. Total Stock Market Index	17.28	18.40	3.65
MSCI All Country World Index ex USA (International)	12.44	19.73	3.55

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	0.02%	5.36%	6.33%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	-1.68	2.20	4.52
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.15	2.02

CPI
Consumer Price Index	2.83%	3.16%	2.22%

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Both growth and value stocks turned in strong results

Every one of Diversified Equity’s underlying Vanguard mutual funds produced double-digit returns for the six months ended April 30. They ranged from the approximately 17% gain posted by five funds, to the nearly 25% return of Explorer™ Fund, which was powered by its selections of small-company information technology and health care growth stocks.

Neither growth- nor value-oriented funds predominated: The top-performing Explorer Fund was followed by the Capital Value Fund, which seeks undervalued stocks from across the capitalization spectrum and gained nearly 22%.

Explorer, Capital Value, and Mid-Cap

Growth Fund—which notched the third-best performance with a 21% return—were Diversified Equity’s smallest holdings, together accounting for about one-fifth of its assets.

The fund’s largest holding was Growth and

Income Fund, which alone accounted for one-fifth of total assets and returned about 17%. Growth and Income blends growth and value investing (with a tilt toward value) through a quantitative computer model-driven equity strategy that seeks to match its benchmark’s risk characteristics while outperforming it through superior stock selection. The fund’s selections in the energy sector provided the largest

Expense Ratios
Your Fund Compared With Its Peer Group
	Acquired Fund Fees	Peer Group
	and Expenses	Average
Diversified Equity Fund	0.40%	1.18%

The acquired fund fees and expenses—drawn from the prospectus dated February 23, 2011—represent an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Diversified Equity
Fund invests. The Diversified Equity Fund does not charge any expenses or fees of its own. For the six months ended April 30, 2011, the annualized acquired fund fees and expenses were 0.41%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Peer group: Multi-Cap Core Funds.

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contribution to overall return. Compared with each sector’s benchmark, however, the fund was particularly successful with the advisor’s choices in consumer discretionary, consumer staples, financials, and energy.

Diversified Equity’s other underlying funds, Windsor™ and Windsor II—which take somewhat differing approaches to value investing—and U.S. Growth, each returned roughly 17%. The advisors’ selections of mid- and large-cap financial stocks played a big role in the returns of Windsor and

Windsor II.

The U.S. Growth Fund, which focuses on large-caps, benefited from its advisors’ choices among information technology stocks, both in terms of absolute return (IT contributed about a third of the fund’s result) and relative to the sector in the benchmark. The advisors’ stock choices were least successful among financial and energy stocks.

Focus on future goals, not the current market

For some time now, the stock market has been recovering from the turmoil created by the financial crisis. Its performance over

Underlying Funds: Allocations and Returns
Six Months Ended April 30, 2011
	Percentage of
	Diversified Equity Fund
Vanguard Fund	Assets	Total Returns
Vanguard Growth and Income Fund Investor
Shares	20.0%	16.90%
Vanguard Morgan Growth Fund Investor Shares	15.0	17.71
Vanguard Windsor II Fund Investor Shares	15.0	16.90
Vanguard U.S. Growth Fund Investor Shares	15.0	17.18
Vanguard Windsor Fund Investor Shares	15.0	17.56
Vanguard Explorer Fund Investor Shares	10.0	24.78
Vanguard Mid-Cap Growth Fund	5.0	21.39
Vanguard Capital Value Fund	5.0	21.97
Combined	100.0%	18.46%

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the last six months has been impressive. Of course, we can’t be sure what the future holds, but we know that the market will continue to experience ups and downs.

The best way to tune out the distractions caused by these inevitable fluctuations is to focus on the drivers of long-term investment success that are within your control. Maintain an allocation to stock, bond, and money market funds consistent with your goals and tolerance for market gyrations; pay attention to costs; and strive to make contributions to your investment program that are commensurate with your eventual needs.

Vanguard Diversified Equity Fund, with an experienced team of advisors to its underlying funds, can play an important role in a well-balanced portfolio that can help you reach your goals. And the fund’s low expenses will enable you to keep more of the return on your investment.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 11, 2011

Diversified Equity Fund

Fund Profile

As of April 30, 2011

Portfolio Characteristics
		MSCI US
		Broad Market
	Fund	Index
Number of Stocks	1,079	3,424
Median Market Cap	$32.7B	$32.2B
Price/Earnings Ratio	16.0x	17.6x
Price/Book Ratio	2.2x	2.3x
Return on Equity	18.3%	18.8%
Earnings Growth Rate	4.8%	5.8%
Dividend Yield	1.8%	1.8%
Turnover Rate
(Annualized)	3%	—
Ticker Symbol	VDEQX	—
Acquired Fund Fees
and Expenses[1]	0.40%	—
30-Day SEC Yield	0.92%	—
Fund data reflect holdings of underlying funds.

Allocation to Underlying Vanguard Funds
Vanguard Growth and Income Fund
Investor Shares	20.0%
Vanguard Morgan Growth Fund Investor
Shares	15.0
Vanguard Windsor II Fund Investor Shares	15.0
Vanguard U.S. Growth Fund Investor
Shares	15.0
Vanguard Windsor Fund Investor Shares	15.0
Vanguard Explorer Fund Investor Shares	10.0
Vanguard Mid-Cap Growth Fund	5.0
Vanguard Capital Value Fund	5.0

Volatility Measures
MSCI US
Broad Market
Index
R-Squared	0.99
Beta	1.02

These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Sector Diversification (% of equity exposure)
		MSCI US
		Broad Market
	Fund	Index
Consumer Discretionary	10.5%	11.4%
Consumer Staples	8.8	9.0
Energy	11.7	12.2
Financials	16.0	15.7
Health Care	13.0	11.5
Industrials	12.4	11.7
Information Technology	19.0	18.3
Materials	3.7	4.2
Telecommunication Services	2.2	2.7
Utilities	2.7	3.3
Fund percentages reflect holdings of underlying funds.

1 This figure—drawn from the prospectus dated February 23, 2011—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Diversified Equity Fund invests. The
Diversified Equity Fund does not charge any expenses or fees of its own. For the six months ended April 30, 2011, the annualized acquired fund fees and expenses were 0.41%.

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Diversified Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): June 10, 2005, Through April 30, 2011

Note: For 2011, performance data reflect the six months ended April 30, 2011.

Average Annual Total Returns: Periods Ended March 31, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
Diversified Equity Fund	6/10/2005	17.18%	2.41%	4.24%

See Financial Highlights for dividend and capital gains information.

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Diversified Equity Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (100.0%)
Vanguard Growth and Income Fund Investor Shares	9,699,111	279,528
Vanguard Morgan Growth Fund Investor Shares	10,645,761	210,147
Vanguard Windsor II Fund Investor Shares	7,444,429	210,082
Vanguard U.S. Growth Fund Investor Shares	10,480,446	209,609
Vanguard Windsor Fund Investor Shares	14,275,441	209,563
Vanguard Explorer Fund Investor Shares	1,701,793	140,007
Vanguard Mid-Cap Growth Fund	3,297,040	70,128
Vanguard Capital Value Fund	5,699,313	69,589
Total Investments (100.0%) (Cost $1,223,783)		1,398,653
Other Assets and Liabilities (0.0%)
Other Assets		1,828
Liabilities		(2,416)
		(588)
Net Assets (100%)
Applicable to 62,335,045 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		1,398,065
Net Asset Value Per Share		$22.43

At April 30, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	1,332,122
Undistributed Net Investment Income	129
Accumulated Net Realized Losses	(109,056)
Unrealized Appreciation (Depreciation)	174,870
Net Assets	1,398,065

See Note A in Notes to Financial Statements.
See accompanying Notes, which are an integral part of the Financial Statements.

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Diversified Equity Fund

Statement of Operations

SixMonths Ended
April 30, 2011
($000)
Investment Income
Income
Income Distributions Received	8,396
Net Investment Income—Note B	8,396
Realized Net Gain (Loss) on Investment Securities Sold	(12,505)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	228,063
Net Increase (Decrease) in Net Assets Resulting from Operations	223,954

See accompanying Notes, which are an integral part of the Financial Statements.

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Diversified Equity Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	8,396	14,329
Realized Net Gain (Loss)	(12,505)	(71,758)
Change in Unrealized Appreciation (Depreciation)	228,063	259,250
Net Increase (Decrease) in Net Assets Resulting from Operations	223,954	201,821
Distributions
Net Investment Income	(13,421)	(13,978)
Realized Capital Gain	—	—
Total Distributions	(13,421)	(13,978)
Capital Share Transactions
Issued	104,568	168,117
Issued in Lieu of Cash Distributions	13,110	13,701
Redeemed	(180,609)	(329,979)
Net Increase (Decrease) from Capital Share Transactions	(62,931)	(148,161)
Total Increase (Decrease)	147,602	39,682
Net Assets
Beginning of Period	1,250,463	1,210,781
End of Period[1]	1,398,065	1,250,463
1 Net Assets—End of Period includes undistributed net investment income of $129,000 and $5,154,000.

See accompanying Notes, which are an integral part of the Financial Statements.

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Diversified Equity Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	April 30,	Year Ended October 31,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$19.13	$16.43	$15.30	$26.15	$23.20	$20.45
Investment Operations
Net Investment Income	.133	.206	.268	.284	.232	.225
Capital Gain Distributions Received	—	—	—	1.333	.542	.419
Net Realized and Unrealized Gain (Loss)
on Investments	3.377	2.686	1.856	(11.741)	2.705	2.334
Total from Investment Operations	3.510	2.892	2.124	(10.124)	3.479	2.978
Distributions
Dividends from Net Investment Income	(.210)	(.192)	(.286)	(.230)	(.270)	(.150)
Distributions from Realized Capital Gains	—	—	(.708)	(.496)	(.259)	(.078)
Total Distributions	(.210)	(.192)	(.994)	(.726)	(.529)	(.228)
Net Asset Value, End of Period	$22.43	$19.13	$16.43	$15.30	$26.15	$23.20

Total Return[1]	18.46%	17.68%	15.48%	-39.72%	15.24%	14.66%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,398	$1,250	$1,211	$849	$682	$125
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.41%	0.40%	0.43%	0.37%	0.38%	0.43%
Ratio of Net Investment Income to
Average Net Assets	0.99%	1.13%	1.71%	1.27%	0.85%	0.92%
Portfolio Turnover Rate	3%	3%	5%	2%	3%	16%

The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

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Diversified Equity Fund

Notes to Financial Statements

Vanguard Diversified Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in selected Vanguard actively managed U.S. stock funds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2007–2010), and for the period ended April 30, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the period ended April 30, 2011, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At April 30, 2011, 100% of the fund’s investments were valued based on Level 1 inputs.

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Diversified Equity Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2010, the fund had available capital loss carryforwards totaling $96,088,000 to offset future net capital gains of $24,029,000 through October 31, 2017, and $72,059,000 through October 31, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2011; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At April 30, 2011, the cost of investment securities for tax purposes was $1,223,783,000. Net unrealized appreciation of investment securities for tax purposes was $174,870,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. During the six months ended April 30, 2011, the fund purchased $18,846,000 of investment securities and sold $86,300,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	April 30, 2011	October 31, 2010
	Shares	Shares
	(000)	(000)
Issued	4,985	9,309
Issued in Lieu of Cash Distributions	642	765
Redeemed	(8,648)	(18,412)
Net Increase (Decrease) in Shares Outstanding	(3,021)	(8,338)

G. In preparing the financial statements as of April 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Diversified Equity Fund has no direct expenses, but bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Diversified Equity Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended April 30, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Diversified Equity Fund	10/31/2010	4/30/2011	Period
Based on Actual Fund Return	$1,000.00	$1,184.56	$2.22
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.76	2.06

The calculations are based on acquired fund fees and expenses charged by the underlying mutual funds in which the Diversified Equity Fund invests. The Diversified Equity Fund’s annualized expense figure for the period is 0.41%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

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Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Diversified Equity Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management since its inception in 2005, and took into account the organizational depth and stability of the advisor. Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the performance of the fund since its inception, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that Vanguard has carried out the fund’s investment strategy in disciplined fashion, and that performance results have allowed the fund to remain competitive versus its benchmark and its average peer fund. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s acquired fund fees and expenses were well below the average expense ratio charged by funds in its peer group. The fund does not incur advisory expenses directly; however, the board noted that each underlying fund in which the fund invests has advisory expenses well below the relevant funds’ peer-group averages. Information about the fund’s acquired fund fees and expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that Vanguard’s low-cost arrangement with the Diversified Equity Fund and its underlying funds ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

18

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

19

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001. [2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Heidi Stam
Born 1956. Secretary Since July 2005. Principal
Alfred M. Rankin, Jr.	Occupation(s) During the Past Five Years: Managing
Born 1941. Trustee Since January 1993. Principal	Director of The Vanguard Group, Inc., since 2006;
Occupation(s) During the Past Five Years: Chairman,	General Counsel of The Vanguard Group since 2005;
President, and Chief Executive Officer of NACCO	Secretary of The Vanguard Group and of each of the
Industries, Inc. (forklift trucks/housewares/lignite);	investment companies served by The Vanguard Group
Director of Goodrich Corporation (industrial products/	since 2005; Director and Senior Vice President of
aircraft systems and services) and the National	Vanguard Marketing Corporation since 2005;
Association of Manufacturers; Chairman of the	Principal of The Vanguard Group (1997–2006).
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of
the Board of The Cleveland Museum of Art.	Vanguard Senior Management Team

Peter F. Volanakis	R. Gregory Barton	Michael S. Miller
Born 1955. Trustee Since July 2009. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: President	Kathleen C. Gubanich	Glenn W. Reed
and Chief Operating Officer (retired 2010) of Corning	Paul A. Heller	George U. Sauter
Incorporated (communications equipment); Director of	Martha G. King
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of
Business Administration at Dartmouth College.	Chairman Emeritus and Senior Advisor

John J. Brennan
Executive Officers	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008
Glenn Booraem
Born 1967. Controller Since July 2010. Principal
Occupation(s) During the Past Five Years: Principal	Founder
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard	John C. Bogle
Group since 2010; Assistant Controller of each of	Chairman and Chief Executive Officer, 1974–1996
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6082 062011

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD TRUSTEES’ EQUITY FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: June 16, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD TRUSTEES’ EQUITY FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: June 16, 2011

VANGUARD TRUSTEES’ EQUITY FUND

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: June 16, 2011

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 26, 2010, see file Number 33-53683, Incorporated by Reference.